Exhibit 99.31

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-F

KEY PERFORMANCE FACTORS
August 31, 2000



Expected B Maturity 9/15/2005


Blended Coupon 6.8890%


Excess Protection Level
3 Month Average   5.49%
August, 2000   5.58%
July, 2000   6.01%
June, 2000   4.87%


Cash Yield19.19%


Investor Charge Offs 4.51%


Base Rate 9.10%


Over 30 Day Delinquency 4.84%


Seller's Interest10.94%


Total Payment Rate14.32%


Total Principal Balance$55,220,806,818.68


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$6,039,606,300.19